UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 11, 2007

Date of Report (Date of earliest event reported)

The Hershey Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590

(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code:  (717) 534-4200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        On November 13, 2007, The Hershey Company (the “Company”) received a notice from NYSE Regulation, Inc. (the “NYSE Notice”) stating that the Company is deficient in meeting the requirements of the following sections of the New York Stock Exchange Listed Company Manual:

        303A.01 – The Company does not have a majority of independent directors serving on the Board of Directors of the Company (the “Company Board”).

        303A.04(a)  – The Company does not have any independent directors serving on the Nominating Committee of the Company Board.

        303A.07(a)  – The Company does not have three members serving on the Audit Committee of the Company Board.

        303A.07(a)  – The Company does not have an audit committee member with financial management expertise.

         On November 16, 2007, the Company notified the New York Stock Exchange (the “NYSE”) that it has cured all of the above deficiencies. The items listed above had arisen as the result of the November 11, 2007 changes in the composition of the Company Board discussed below in Item 5.02 of this Current Report on Form 8-K. The information regarding the independence of the members of the Company Board, the members of the Company Board serving on the committees of the Company Board and the qualifications of the members of the Company Board serving on the audit committee of the Company Board is described below and is incorporated by reference into this Item 3.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On November 11, 2007, the Company announced that the following directors have resigned from the Company Board: Jon A. Boscia, Robert H. Campbell, Gary P. Coughlan, Harriet Edelman, Bonnie G. Hill, Alfred F. Kelly, Jr., Mackey J. McDonald and Marie J. Toulantis (the “Resigning Directors”). In addition, the Company announced that Hershey Trust Company (the “Trust”), as trustee for the Milton Hershey School Trust, through stockholder action effected by written consent has (i) amended the By-laws of the Company to allow the Company’s stockholders to fix the number of directors to serve on the Company Board and from time to time to increase or decrease such number of directors, (ii) expanded the size of the Company Board from 11 directors to 13 directors and (iii) appointed the following individuals to the Company Board: LeRoy S. Zimmerman and James E. Nevels (together, the “Trust Directors”), Charles A. Davis, Edward J. Kelly, III, Arnold G. Langbo, Thomas J. Ridge, Charles B. Strauss and Kenneth L. Wolfe (collectively with the Trust Directors, the “New Directors”) to fill the vacancies created by the resignation of the Resigning Directors and the expansion of the Company Board. The Trust owns shares of Class B Common Stock, par value $1.00 per share (the “Class B Common Stock”), and shares of Common Stock, par value $1.00 per share (the “Common Stock”), of the Company representing more than a majority of the combined voting power of the Class B Common Stock and the Common Stock.

        The Trust has advised the Company that each of the Trust Directors is an independent member of the board of directors of the Trust and the board of managers (governing body) of Milton Hershey School (the “School”); except for the Trust Directors, none of the New Directors is affiliated with the Trust or the School; and none of the New Directors receives any compensation from the Trust or the School, other than compensation he receives in the ordinary course as a board member. The Trust’s ownership interests in the Company are described in greater detail in the Company’s annual proxy statement. Under the rules of the Securities and Exchange Commission, the Trust and companies controlled by the Trust are considered affiliates of the Company. During 2006 and 2007, the Company engaged in a number of transactions with the School and companies owned by the Trust involving the purchase and sale of goods and services in the ordinary course of business. The Company also purchased shares of Common Stock from the Trust during 2006. None of the New Directors receives any compensation from the Company other than compensation he receives or may receive in the ordinary course as a board member except for Mr. Wolfe, who as a retiree of the Company receives the following benefits: (i) term life insurance, paid for by the Company; (ii) Med Plus Medicare supplement coverage for Mr. Wolfe and his wife, the cost of which is shared by Mr. Wolfe and the Company; and (iii) participation in the Company’s dental and vision coverage, paid for in full by Mr. Wolfe.

        Except as described above, there are no arrangements or understandings between the New Directors and any other persons pursuant to which they were appointed directors. There are no family relationships among the New Directors and the directors or executive officers of the Company. All of the New Directors meet the independence criteria set forth in the Company’s Corporate Governance Guidelines and applicable rules of the Securities and Exchange Commission and listing standards of the NYSE.

        The directors named to serve on the committees of the Company Board are as follows:

        (i) the Audit Committee of the Company Board will be comprised of Mr. Kelly, as Chair, Mr. Cavanaugh, Mr. Davis and Mr. Strauss (the Board of Directors has determined that all members of the Audit Committee are financially literate and qualify as audit committee financial experts as defined by the Securities and Exchange Commission and that each has accounting or related financial management expertise);

        (ii) the Compensation and Executive Organization Committee of the Company Board will be comprised of Mr. Langbo, as Chair, Mr. Cavanaugh, Mr. Nevels and Mr. Strauss;

        (iii) the Governance Committee of the Company Board will be comprised of Mr. Wolfe, as Chair, Mr. Ridge and Mr. Zimmerman; and

        (iv) the Executive Committee of the Company Board will be comprised of Mr. Wolfe, as Chair, Mr. Kelly, Mr. Langbo and Mr. Zimmerman.

        The New Directors are not party to any transactions with the Company that require disclosure pursuant to Item 404(a) of Regulation S-K.

        Compensation of the New Directors is expected to be in accordance with the Company’s Directors’ Compensation Plan.

        A copy of the Company’s press release (the “Press Release”) announcing the resignation of the Resigning Directors and the election of the New Directors is filed herewith as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

        On November 11, 2007, the Trust, acting by written consent in its capacity as the entity that has voting control of shares of Class B Common Stock and Common Stock representing more than a majority of the combined voting power of the Class B Common Stock and the Common Stock, amended the Company’s By-laws to allow the Company’s stockholders to fix the number of directors to serve on the Company Board and from time to time to increase or decrease such number of directors.

        The foregoing descriptions of the amendments to the Company’s By-laws are qualified in their entirety by reference to the copy of the Amendment to the By-laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

        (d) Exhibits

3.1	Amendment to the By-laws of The Hershey Company
99.1	Press Release dated November 11, 2007

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 16, 2007

THE HERSHEY COMPANY
By:	/s/ Burton H. Snyder

Burton H. Snyder, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the By-laws of The Hershey Company
99.1	The Hershey Company Press Release dated November 11, 2007